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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 26, 1998
                        Home Equity Securitization Corp.

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             (Exact name of registrant as specified in its charter)

  North Carolina                   333-44409                56-2064715
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 (State or Other               (Commission File         (I.R.S. Employer
 Jurisdiction of                    Number)            Identification No.)
  Incorporation)

            301 South College Street                          28202-6001
            Charlotte, North Carolina                    -------------------
    (Address of Principal Executive Offices)                  (Zip Code)



        Registrant's telephone number, including area code (704) 374-4868
                                                           ---------------

                                    No Change
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          (Former name or former address, if changed since last report)
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         Item 7.    Financial Statements, Pro Forma Financial Information and
                    Exhibits.
                    ------------------------------------------------------------

         (a)    Not applicable

         (b)    Not applicable

         (c)    Exhibit 25.1.  Form T-1 Statement of Eligibility.



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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                               HOME EQUITY SECURITIZATION CORP.,
                               as Depositor and on behalf of RBMG Funding Co. Home Equity Loan Trust 1998-1

                               Registrant



                               By:  /S/ WALLACE SAUNDERS
                                  --------------------------------------------
                                   Name:    Wallace Saunders
                                   Title:   Assistant Vice President




Dated:  June 26, 1998

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                                  EXHIBIT INDEX
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Exhibit No.               Description
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Exhibit 25.1.             Form T-1 Statement of Eligibility